OTHER EXHIBITS (2)

                                  MONARCH FUNDS
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Maurice J. DeWald constitutes and appoints John Y. Keffer, David I. Goldstein, Robert J. Zutz and R. Darrell Mounts, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Monarch Funds and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                             /s/ Maurice J. DeWald
                                             ---------------------
                                             Maurice J. DeWald




DATED:  May 15, 2000

                                  MONARCH FUNDS
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Rudolph I. Estrada constitutes and appoints John Y. Keffer, David I. Goldstein, Robert J. Zutz and R. Darrell Mounts, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Monarch Funds and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                                  /s/ Rudolph I. Estrada
                                                  ----------------------
                                                  Rudolph I. Estrada



DATED:  May 15, 2000

                                  MONARCH FUNDS
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that John Y. Keffer constitutes and appoints David I. Goldstein, Robert J. Zutz and R. Darrell Mounts, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Monarch Funds and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                             /s/ John Y. Keffer
                                             ------------------
                                             John Y. Keffer



DATED:    May 15, 2000

                                  MONARCH FUNDS
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Christine M. McCarthy constitutes and appoints John Y. Keffer, David I. Goldstein, Robert J. Zutz and R. Darrell Mounts, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Monarch Funds and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                        /s/ Christine M. McCarthy
                                        -------------------------
                                        Christine M. McCarthy




Dated:  May 16, 2000

                                  MONARCH FUNDS
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Robert M. Franko constitutes and appoints John Y. Keffer, David I. Goldstein, Robert J. Zutz and R. Darrell Mounts, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Monarch Funds and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                             /s/ Robert M. Franko
                                             --------------------
                                             Robert M. Franko




Dated:  May 15, 2000

                                  MONARCH FUNDS
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Jack J. Singer constitutes and appoints John Y. Keffer, David I. Goldstein, Robert J. Zutz and R. Darrell Mounts, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of Monarch Funds and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                             /s/ Jack J. Singer
                                             ------------------
                                             Jack J. Singer




DATED:  May 15, 2000